SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15d of the

                  Securities and Exchange Act of 1934


                      ---------------------------

                   Date of Report (Date of earliest
                   event reported) November 12, 1998



                            WLR Foods, Inc.
        (Exact name of Registrant as specified in its charter)

          Virginia            0-17060             54-1295923
         (State of       (Commission File    (IRS Employer Iden-
        Incorporation)        Number)           tification No.)


                       P.O. Box 7000       22815
                    Broadway, Virginia  (Zip Code)
               (Address of Principal executive offices)


                            (540) 896-7001
                    (Registrant's telephone number,
                         including area code)

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Item 5.   Other Events


On November 23, 1998, the Company announced it had entered into a new three year financing arrangement with Harris Trust and Savings Bank as agent for a syndicate of lenders, to refinance the Company's existing debt and to provide additional borrowing capacity. The arrangement will reduce the Company's interest rate by roughly 250 basis points, to approximately 7 1/2%, and will provide greater financial and operating flexibility. In addition, approximately 355,000 outstanding warrants to purchase WLR Foods common stock at 1 cent per share will be canceled.

Also, on November 12, 1998, the Company issued the press releases attached hereto as Exhibits 99.2 and 99.3, and issued the press release attached hereto as Exhibit 99.4 on November 18, 1998.


Item 7.   Financial Statements and Exhibits

          (c) Exhibits

          See Exhibit Index.

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                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WLR FOODS, INC.



_November 24, 1998_                By:_/s/ Dale S. Lam_
       Date                           Dale S. Lam
                                      Chief Financial Officer and
                                      Vice President of Finance

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Exhibit Index


     Exhibit 99.1   Press release dated November 23, 1998

     Exhibit 99.2   Press release dated November 12, 1998

     Exhibit 99.3   Press release dated November 12, 1998

     Exhibit 99.4   Press release dated November 18, 1998

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